Exhibit 10.2

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Amendment No. 1 to the

Research Collaboration and License Agreement

This Amendment No. 1 to the Research Collaboration and License Agreement (this “Amendment”), effective as of June 5, 2014 (the “Amendment Effective Date”), is made by and between UCB Pharma S.A., a Belgium corporation (“UCB”), and Five Prime Therapeutics, Inc., a Delaware corporation (“FivePrime”).

Recitals:

WHEREAS, FivePrime and UCB are parties to the Research Collaboration and License Agreement, effective as of March 14, 2013 (the “Agreement”), under which UCB and FivePrime entered into a research collaboration to use FivePrime’s proprietary technology to identify and advance targets involved in fibrosis and central nervous system diseases;

WHEREAS, pursuant to Section 14.7 of the Agreement, the Agreement may be amended only by a written instrument duly executed by authorized representatives of both UCB and FivePrime; and

WHEREAS, UCB and FivePrime desire to amend the Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Amendment, the receipt and sufficiency of which are hereby acknowledged, FivePrime and UCB hereby agree as follows:

1. Defined Terms. Capitalized terms used in this Amendment and are not defined herein shall have the respective meanings set forth in the Agreement.

2. Definitions. Article 1 of the Agreement is hereby amended to include the following new Sections 1.122 and 1.123:

“1.122 “UCB Exempted Protein” shall have the meaning set forth in Section 5.4.”

“1.123 “***” shall have the meaning set forth in Section 5.4.1.”

In addition, Section 1.23 of the Agreement is hereby amended and restated in its entirety to read as follows:

“1.23 “Confirmed Hit” means a Protein that is initially identified as a hit from a Screening Assay as a result of screening all or a portion of the FivePrime Library and is confirmed by the Working Group based upon the results of follow-up activities performed under the Research Plan; provided, however, that no UCB Exempted Protein or *** that is identified as a hit from any such Screening Assay shall qualify as a “Confirmed Hit” under this Agreement.”

3. Sharing of Data. The last sentence of Section 3.3 of the Agreement is hereby amended and restated in its entirety, to read as follows:

“Except as otherwise expressly set forth in ***, nothing in this Agreement shall be interpreted as obligating FivePrime to disclose to UCB, and FivePrime hereby agrees that it shall not disclose to UCB: (a) any data obtained by FivePrime through testing the FivePrime Library and/or any Protein in any Independent Assays; (b) the identity of or any data regarding any Protein that is an Excluded Protein; or (c) any data obtained by FivePrime through testing any Protein in a Screening Assay that is a UCB Exempted Protein.”

4. Section 5 Title. The title of Section 5 of the Agreement is hereby amended and restated in its entirety to read:

“Excluded Proteins; UCB Exempted Proteins.”

5. Independent Research by UCB. Section 5.3 of the Agreement is hereby amended and restated to read in its entirety as follows:

“ 5.3 Independent Research by UCB. The Parties acknowledge that UCB and its Affiliates are engaged in various independent research and development programs with respect to the identification of novel biological targets and/or the discovery, development and commercialization of bio-pharmaceutical products with respect thereto, which programs are separate and distinct from the activities being undertaken by the Parties pursuant to this Agreement (the “UCB Independent Research”). Such UCB Independent Research may include programs and related activities undertaken on or before the Effective Date and/or during or after the Term of this Agreement. For clarity, nothing herein shall be construed as limiting or restricting UCB’s or its Affiliates’ ability to independently discover, develop and/or commercialize pharmaceutical products through UCB Independent Research which may correspond to or otherwise compete with Therapeutics in respect of a Non-Selected Protein, Excluded Protein or UCB Exempted Protein; provided that UCB and its Affiliates shall not have any rights to utilize: (i) any of the FivePrime IP in connection with any UCB Independent Research; and/or (ii) any Collaboration Patents, non-public Collaboration Know-How or non-public Protein Know-How in connection with any UCB Independent Research. ***. For clarity, in the event of any dispute between the Parties with respect to UCB Independent Research, UCB shall bear the initial burden of proof that it has complied with the foregoing restrictions on utilization of FivePrime IP, Collaboration Patents, Collaboration Know-How and Protein Know-How.”

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6. UCB Exempted Proteins. A new Section 5.4 is hereby added to the Agreement, to read as follows:

“ 5.4 UCB Exempted Proteins. The Parties acknowledge that UCB has identified certain Proteins which are listed on Exhibit D attached hereto (each a “UCB Exempted Protein”) and which are (or may become) the subject of UCB Independent Research. The identity of such UCB Exempted Proteins and the fact that UCB may be engaged in UCB Independent Research with respect thereto shall be considered UCB’s Confidential Information. Except as otherwise set forth in Section 5.4.1, UCB has requested FivePrime not to screen, and FivePrime shall have no obligation to screen, any UCB Exempted Protein in any Screening Assay or otherwise pursuant to the Research Plan, provided that the foregoing shall not prohibit FivePrime from incidentally screening any UCB Exempted Protein contained within the FivePrime Library in any Screening Assay (including any in vitro-based Screening Assay). In the event that a Protein identified from any Screening Assay performed by FivePrime pursuant to the Research Plan (including as a preliminary hit) is a UCB Exempted Protein, FivePrime shall not identify such UCB Exempted Protein to UCB or disclose to UCB any non-public data or results pertaining to such UCB Exempted Protein except as otherwise expressly set forth in Section 5.4.1. FivePrime shall retain all rights under the FivePrime IP with respect to such UCB Exempted Protein and UCB shall have no rights under the FivePrime IP with respect to such UCB Exempted Protein. Except as otherwise expressly provided in Section 5.4.1, the Parties will not further evaluate such UCB Exempted Protein under the Research Plan.

5.4.1. ***

7. Addition of Exhibit D. Exhibit D attached to this Amendment shall constitute the Exhibit D referred to in Section 5.4 of the Agreement and is hereby deemed incorporated as a new exhibit to the Agreement.

8. Miscellaneous Provisions; Incorporation by Reference.

8.1. Entire Agreement. The Agreement as amended by this Amendment constitutes the entire understanding of UCB and FivePrime with respect to the subject matter thereof and supersedes and cancels all other previous express or implied agreements.

8.2. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws. The Parties expressly exclude the applicability of the United Nations convention on contracts for the international sale of goods.

8.3. Counterparts. The Parties may execute this Amendment in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be deemed effective upon the exchange by the Parties of PDF copies of signed originals.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.4. Modification. This Amendment may not be modified or amended in any way unless done so in accordance with Section 14.7 of the Agreement.

8.5. Full Force and Effect of Agreement. This Amendment is effective as of the Amendment Effective Date. Except as expressly set forth in this Amendment, the Agreement shall remain in full force and effect except that reference to the “Agreement” or words of like import in the Agreement will mean and will be a reference to the Agreement as amended by this Amendment.

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***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, FivePrime and UCB have executed this Amendment as of the Amendment Effective Date.

UCB Pharma S.A.		Five Prime Therapeutics, Inc.

By:	/s/ Mark Bodmer	By:	/s/ Lewis T. Williams
Name:	Mark Bodmer		Lewis T. Williams President and Chief Executive Officer

Title:	Vice President, New Medicines Therapeutics

UCB Pharma S.A.

By:	/s/ Andrew Docherty

Name:	Andrew Docherty, Ph.D.

Title:	Director, Research Alliances & Strategy

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit D

UCB Exempted Protein List

***

***	INDICATES ONE PAGE OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.